UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 15, 2013

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 15, 2013, GSI Group Inc. (the “Company” or “GSI”) filed a Current Report on Form 8-K to report the entry by the Company and GSI Group Limited UK, a wholly-owned subsidiary of the Company (“GSI UK” and, together with the Company, the “Purchaser” ), into a Securities Purchase Agreement (the “Purchase Agreement”) with NDSSI Holdings, LLC (“Holdings”) and NDS Surgical Imaging, Inc., a Delaware corporation (together with Holdings, the “Seller”) to acquire 100% of the outstanding membership interests of NDS Surgical Imaging, LLC and 100% of the outstanding stock of NDS Surgical Imaging KK, wholly owned subsidiaries of Holdings (collectively, “NDS”). The acquisition closed on January 15, 2013.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by the Company on January 15, 2013, pursuant to Item 9.01 (a)(4) and (b)(2) of Form 8-K, to include the financial information required pursuant to Item 9.01 (a) and (b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of NDSSI Holdings, LLC as of December 31, 2011 and for the fiscal year ended December 31, 2011 as well as the latest available unaudited consolidated financial statements of NDSSI Holdings, LLC as of September 30, 2012, and for the nine months ended September 30, 2012 and 2011, are filed as Exhibits 99.1 and 99.2 to this Amendment No. 1 and incorporated herein by reference. The Company acquired substantially all the assets of NDSSI Holdings, LLC. Therefore, full carve-out financial statements were not prepared to present the assets and liabilities assumed by GSI.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.3 are the following unaudited pro forma condensed consolidated financial statements: unaudited pro forma condensed consolidated balance sheet as of September 28, 2012 as if the acquisition of NDS occurred as of September 28, 2012, and unaudited pro forma consolidated statements of operations for the year ended December 31, 2011 and the nine months ended September 28, 2012, that reflect the acquisition of NDS as if it occurred on January 1, 2011.

(d)	Exhibits

Exhibit No. #	Description

23.1	Consent of McGladrey LLP, Independent Auditors.

99.1	Audited consolidated financial statements of NDSSI Holdings, LLC as of December 31, 2011 and for the fiscal year ended December 31, 2011.

99.2	Unaudited condensed consolidated financial statements of NDSSI Holdings, LLC as of September 30, 2012, and for the nine months ended September 30, 2012 and 2011.

99.3	Unaudited pro forma condensed consolidated financial data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: March 29, 2013	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer